EXHIBIT 99.1

PRESS RELEASE

Bannix Acquisition Corp. Announces a Binding LOI to Complete a Business Combination with an Autonomous Vehicle Technology Company

West Hollywood, CA, April 21 , 2023 (GLOBE NEWSWIRE) - Bannix Acquisition Corp. (“Bannix”: NASDAQ:BNIX) announced today that on April 17, 2023, it entered into a Binding Letter of Intent (“BLOI”) that provides for Bannix to execute a definitive agreement with respect to a business combination (“BCA”) with EVIE Autonomous Automotive Ltd. (“EVIE Autonomous” https://evieautonomous.com/), a U.K.-based autonomous vehicle technology company acquired from Aim Technologies Group by the well-known British automotive entrepreneur Steven Lake. The entire business combination transaction consideration will be paid with securities of Bannix. No cash consideration will be paid.

The autonomous vehicle market size was valued at USD $87.5 billion in 2021, and is predicted to reach USD $614.9 billion by 2030, with a CAGR of 24.7% during the forecast period from 2022 to 2030 (see https://www.reportlinker.com/p06379281/Autonomous-Vehicle-Market-by-Level-of-Automation-by-Propulsion-Type-by-
Mobility-and-by-Component-Global-Opportunity-Analysis-and-Industry-Forecast.html?utm_source=GNW).

Evie Autonomous makes driverless platforms with the goal of transforming logistics, public service and mass transit. The current Evie Pod is the world’s most proven pod, having transported over 6.3 million people at London Heathrow Airport since 2010.

The existing stock of Pods have been updated with the latest in house developed autonomous control hardware and benefit from EVIE Autonomous’ complete fleet management software, enabling them to operate in a broader range of environments including within buildings and externally outside of guideways.

It is revolutionizing industry with its fully autonomous electric scalable platform moving goods on the autonomous CargoPod™, off highway-controlled environments such as airports, ports and people on the Shuttle Pod™ for in settings such as conference centers, zoos and public transit applications.

Evie Autonomous is evolving the design and features of the platform, expanding the product range and enabling more efficient scaled up production with OEM partners globally.

Mr Steven Lake commented, “the applications of our platform are endless and the needs of society to improve productivity, profitability and safety in farming, construction and logistics are acute. We believe our complete proven platform is ideally placed to solve these challenges. Our goal is to deliver the most affordable and reliable electric autonomous platform available. We are delighted to begin this journey to be listed on NASDAQ.”

Further EVIE Autonomous highlights include:

●	A modular scalable electric platform that moves people and goods today

●	Proven and reliable autonomous AI controlled robotics technology

●	Utilizing 4D radar and optical perception sensors

●	Full ownership of proprietary autonomous system source code

●	Fully connected with a working Fleet Management Solution

●	A ride hailing phone app that allows you to stop a vehicle at the nearest point to your location

●	Market leading price point

●	Existing v1 pod orders

●	Significant global interest

●	Long term service revenues

●	Tier 1 automotive supply chain established

To enhance the EVIE Autonomous platform, concurrently with the acquisition of EVIE Autonomous, Bannix will acquire additional intellectual property (“Apollo”), owned by GBT Technologies, Inc. (“GBT”). GBT filed a patent application in 2021 under Publication Number 2022/0405966 with the US Patent and Trademark Office. This patent application describes a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and moving objects. The Apollo system is based on radio waves and can detect an entity’s moving and stationary positions, enabling imaging technology to show these movements and positions on a screen in real time. This includes an AI technology that controls the radio waves transmission and analyzes the reflections. This can be used as an efficient driver monitoring system, detecting impaired or distracted drivers, providing audible and visual alerts.

The Company expects to announce additional details regarding the proposed business combination when a definitive agreement is executed.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and shareholder approval of both companies, regulatory approvals and other customary conditions.

About Bannix Acquisition Corp.

Bannix Acquisition Corp. is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About EVIE Autonomous

Evie Autonomous Limited is a business incorporated in England & Wales based in Stoke-on -Trent. It was founded by Mr. Steven Lake who is involved in motorsport and has built several successful global businesses within the Tier 1 automotive supply chain to blue chip OEMs and includes supplying FIA and Nascar. EVIE Autonomous has the mission to accelerate the transformation from low level autonomy to safer, cleaner fully autonomous movement of people and goods. The EVIE Autonomous journey began five years ago in the R&D sector, producing complete systems at low-cost, and now is seeking to expand and grow globally, mile by self-driving mile.

Forward-Looking Statements

This press release and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed transaction, Bannix will prepare a proxy statement (the “Proxy Statement”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to its stockholders. Bannix urges its investors and other interested persons to read, when available, the Proxy Statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction. The Proxy Statement, once available, can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

No Offer or Solicitation

This release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Bannix and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the proposed transaction related matters. Information regarding Bannix’s directors and executive officers is contained in the section of Bannix’s Form 10-K for the year ended December 31, 2022 filed with the SEC on April 11, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available.

Contact:

Bannix Acquisition Corp

Doug Davis, CEO

(323) 682-8949

doug.davis@bannixacquisition.com